CANADA
PROVINCE OF BRITISH COLUMBIA

NUMBER

275807

Province of British Columbia
Ministry of Consumer and Corporate Affairs
REGISTRAR OF COMPANIES

COMPANY ACT

Certified a true copy of the original this 18th day of MARCH, 2014

Solicitor
VICTOR P. HARWARDT
SALLEY BOWES HARWARDT LC
Barrister & Solicitor
Suite 1750–1185 W. Georgia St.
Vancouver, B.C. V6E 4E6
PH: 604-688-0788
FAX: 604-688-0778

Certificate

I HEREBY CERTIFY THAT

LOST LAKE RESOURCES LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

EQUIVEST INTERNATIONAL FINANCIAL CORP.

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA,

THIS 11TH DAY OF SEPTEMBER, 1985

ROBERTA J. LOWDON
DEPUTY REGISTRAR OF COMPANIES

NUMBER: **275807**

Certified a true copy of the original this 18th day of MARCH, 2014

Solicitor

VICTOR P. HARWARDT
SALLEY BOWES HARWARDT LC
Barrister & Solicitor
Suite 1750–1185 W. Georgia St.
Vancouver, B.C. V6E 4E6
PH: 604-688-0788
FAX: 604-688-0778

CERTIFICATE OF CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

***I Hereby Certify** that*

EQUIVEST INTERNATIONAL FINANCIAL CORP.

has this day changed its name to

ALLEGRO PROPERTY INC.

***Issued** under my hand at Victoria, British Columbia on March 25, 1996*

JOHN S. POWELL
Registrar of Companies

BRITISH
COLUMBIA

NUMBER: 275807

Certified a true copy of the original
this 18th day of MARCH, 2014

Solicitor

VICTOR P. HARWARDT
SALLEY BOWES HARWARDT LC
Barrister & Solicitor
Suite 1750–1185 W. Georgia St.
Vancouver, B.C. V6E 4E6
PH: 604-688-0788
FAX: 604-688-0778

CERTIFICATE OF CHANGE OF NAME

COMPANY ACT

***I Hereby Certify** that*

ALLEGRO PROPERTY INC.

has this day changed its name to

VALDOR FIBER OPTICS INC.

***Issued** under my hand at Victoria, British Columbia on July 19, 2000*

JOHN S. POWELL
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

BRITISH COLUMBIA
The Best Place on Earth

Number: BC0275807

Certified a true copy of the original this 10th day of MARCH, 2014

Solicitor
VICTOR P. HARWARDT
SALLEY BOWES HARWARDT LC
Barrister & Solicitor
Suite 1750–1185 W. Georgia St.
Vancouver, B.C. V6E 4E6
PH: 604-688-0788
FAX: 604-688-0778

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that VALDOR FIBER OPTICS INC. changed its name to VALDOR TECHNOLOGY INTERNATIONAL INC. on July 23, 2008 at 09:59 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On July 23, 2008

RON TOWNSHEND
Registrar of Companies
Province of British Columbia
Canada